UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	98-0514342
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

On October 1, 2008, Minera San Cristobal, S.A. (“MSC”), a 65% owned indirect subsidiary of Apex Silver Mines Limited (“Apex Silver”), entered into an amendment (the “Amendment”) to the Loan Agreement dated August 11, 2008 (the “Loan Agreement”) with SC Minerals Aktiebolag, a subsidiary of Sumitomo Corporation (“SC Minerals”).  SC Minerals is the 35% shareholder of MSC.

Under the terms of the Amendment, SC Minerals has agreed to increase by $25 million the amount available for borrowing by MSC (the “Additional Loan Amount”).  This amount may be used solely to fund MSC’s operating expenses and is in addition to the $50 million already borrowed by MSC pursuant to the Loan Agreement.  MSC borrowed $18 million of the Additional Loan Amount on October 1, 2008.  The remaining $7 million of the Additional Loan Amount may be borrowed by MSC at any time on or after October 7, 2008 and before October 31, 2008.

Except as stated above, the Additional Loan Amount is subject to the same terms and conditions as the amounts originally borrowed under the Loan Agreement and disclosed in the Company’s Current Report on Form 8-K dated August 11, 2008.  If all amounts are fully drawn under the Loan Agreement (including the Additional Loan Amount), no payments are made by MSC prior to maturity, and SC Minerals were to convert all amounts payable into MSC shares as of the maturity date, Apex Silver’s indirect ownership interest in MSC would be reduced to approximately 49.8% (approximately 55% on conversion of principal only).

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The matters described in Item 1.01 of this Form 8-K are incorporated by reference into this Item 2.03.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company has adopted a plan to retain key executive management personnel as the Company continues to review strategic financial alternatives.  Under this plan, the named executive officers will receive the following amounts in each of late December 2008 and late March 2009:  Jeffrey G. Clevenger, $80,000; Gerald J. Malys, $40,000; Deborah J. Friedman, $35,000; Robert P. Vogels, $25,000.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	First Amendment to Loan Agreement by and between SC Minerals Aktiebolag and Minera San Cristobal, S.A. dated October 1, 2008.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2008

Apex Silver Mines Limited

By:	/s/ Gerald J. Malys
Name: Gerald J. Malys
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to Loan Agreement by and between SC Minerals Aktiebolag and Minera San Cristobal, S.A. dated October 1, 2008.